UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008 (November 21, 2008)

U-STORE-IT-TRUST

(Exact name of registrant as specified in charter)

MARYLAND	001-32324	20-1024732
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

50 Public Square, Suite 2800

Cleveland, OH 44113

(Address of principal executive offices)

(216) 274-1340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On November 21, 2008 we elected not to renew the term of the employment agreement of Stephen R. Nichols and accordingly the term of his employment agreement will end on December 31, 2008.  We attached a copy of the employment agreement with Mr. Nichols as an exhibit to the Form 10-Q that we filed with the SEC on May 10, 2007.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

U-STORE-IT-TRUST

By:	/s/ Christopher P. Marr
Christopher P. Marr
President and Chief Investment Officer

Date:  November 26, 2008